Exhibit 10.17

AMBIT BIOSCIENCES CORPORATION

FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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AMBIT BIOSCIENCES CORPORATION

FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of October 30, 2007 by and among AMBIT BIOSCIENCES CORPORATION, a Delaware corporation (the “Company”) and the investors listed on Exhibit A hereto, referred to hereinafter as the “Investors” and each individually as an “Investor.”

RECITALS

WHEREAS, the Company previously entered into a Third Amended and Restated Investor Rights Agreement dated as of August 13, 2004, as amended by that First Amendment to Third Amended and Restated Investor Rights Agreement dated as of February 23, 2005 and that Second Amendment to Third Amended and Restated Investor Rights Agreement dated as of December 9, 2005 (the “Prior Agreement”), with certain purchasers (the “Prior Investors”) of Series A Preferred Stock of the Company (the “Series A Preferred”), Series B Preferred Stock of the Company (the “Series B Preferred”) and Series C Preferred Stock of the Company (the “Series C Preferred”);

WHEREAS, certain of the Investors are purchasing shares of Series D Preferred Stock of the Company (the “Series D Preferred”) pursuant to that certain Series D Preferred Stock Purchase Agreement dated as of even date herewith (the “Purchase Agreement” and the transactions contemplated thereby, the “Financing”);

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;

WHEREAS, the Company and the Prior Investors desire to amend and restate the Prior Agreement as set forth below; and

WHEREAS, in connection with the consummation of the Financing, the parties desire to enter into this Agreement in order to grant registration, information rights and other rights to the Investors as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

SECTION 1. GENERAL.

1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

“Affiliate” means (i) any affiliate within the meaning ascribed thereto in the Business Corporations Act (Ontario); and (ii) in the case of Canadian Medical Discoveries Fund Inc. (“CMDF”) or any CMDF Entity, any CMDF Entity.

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“Charter” means the Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on or about the date hereof.

“CMDF Entity” means (i) CMDF; (ii) JovFunds Management Inc (“JovFunds”); (iii) JovInvestment Management Inc. (“Jov”); (iv) any Affiliate of CMDF, JovFunds or Jov; (v) any investment fund (whether corporation, partnership, limited liability corporation or partnership, trust or other form of business entity which is an investment fund) to which JovFunds, Jov or an Affiliate thereof provides management or investment advisory services; (vi) any corporation or limited partnership the general partner of which is controlled, directly or indirectly, by CMDF, JovFunds or Jov; (vii) each of their successors or permitted assigns to the extent they acquire shares of the Company’s capital stock in a Permitted Transfer; and (viii) Bioscience Managers Limited and any investment funds managed or advised by Bioscience Managers Limited.

“Control” or “Controlled” means, for purposes of Section 2.1, holding 50% or more of the voting power of an entity and/or having the right to appoint at least a majority of the members of an entity’s Board of Directors.

“Control Group” means any company that (i) a Holder directly or indirectly holds Control of, (ii) the Holder is directly or indirectly Controlled by, or (iii) is directly or indirectly under common Control with the Holder. In addition, “Control Group” means any company or Investment Fund which manages any of the aforementioned companies or is managed by any of the aforementioned companies or a general partner, officer, director or manager of such Person and any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

“Initial Offering” means a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock of the Company for the account of the Company in which (a) if the closing thereof occurs on or prior to the second anniversary of the Filing Date (as defined in the Charter), (i) the per share price is at least $10.12 (as adjusted for stock splits, dividends, recapitalizations and the like after the Filing Date), and (ii) the net cash proceeds to the Company (after deducting underwriting discounts, commissions and fees) are at least $50,000,000, or (b) if such closing occurs after the second anniversary of the Filing Date, (i) the per share price is at least $15.18 (as adjusted for stock splits, dividends, recapitalizations and the like after the Filing Date), and (ii)

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the net cash proceeds to the Company (after deducting underwriting discounts, commissions and fees) are at least $50,000,000.

“Investment Fund” means any Person holding Shares for investment purposes.

“Member of the same Group” means (a) if the Person concerned is a body corporate, any holding company or parent undertaking or subsidiary or subsidiary undertaking or subsidiary or subsidiary undertaking of any such holding company or parent undertaking of such person where “subsidiary” and “holding company” shall have the meanings given to them in section 736 of the Companies Act 1985, or (b) if the Person concerned is a firm or other unincorporated body, any corporation directly or indirectly controlled (as defined in section 840 of the Income and Corporation Taxes Act 1988) by such Person.

“Key Employee” means the president, chief executive officer, chief financial officer, chief operating officer, chief technology officer, vice presidents of operations, research, development, sales or marketing, or any other individual who performs a significant role in the leadership and operations of the Company or a subsidiary or in the development or conception of any material intellectual property of the Company as may be reasonably designated by the Board of Directors of the Company.

“Permitted Transfer” means a transfer of shares by a Holder to a Control Group.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a fund, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means (a) Common Stock of the Company issued or issuable upon conversion of the Shares and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

“Registrable Securities then outstanding” shall be the number of shares determined by calculating the total number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company,

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reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

“SEC” or “Commission” means the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale.

“Shares” shall mean the Company’s (i) Series A Preferred issued pursuant to the Stock Purchase Agreement dated as of December 5, 2000, (ii) Series B Preferred issued pursuant to the Series B Preferred Stock Purchase Agreement dated as of June 26, 2001 and Second Series B Preferred Stock Purchase Agreement dated as of May 29, 2002, (iii) Series C Preferred issued pursuant to the Series C Preferred Stock Purchase Agreement dated August 13, 2004 (the “Series C Purchase Agreement”) and the Series C Preferred Stock Purchase Agreement dated December 9, 2005 by and between the Company and Bristol-Myers Squibb Company (the “Second Purchase Agreement” and, together with the Series C Purchase Agreement, the “Series C Purchase Agreements”), (iv) shares of the Company’s Series C-2 Preferred Stock (the “Series C-2 Preferred”) if and when issued pursuant to the Amended and Restated Put Agreement among the Company, CMDF and Ambit Biosciences (Canada) Corporation (“Ambit Canada”) dated on or about the date hereof (the “Put Agreement”), (v) Series D Preferred issued pursuant to the Purchase Agreement and (vi) shares of Series D Preferred if and when issued pursuant to the Put Agreement, in each case as held by the Investors listed on Exhibit A hereto and their permitted assigns.

“Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act, including any registration statements related to the resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1 Restrictions on Transfer.

(a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances

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surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances. After its Initial Offering, the Company will not require the transferee to be bound by the terms of this Agreement.

(iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder that is (A) a partnership transferring to its partners, former partners or a subsidiary Controlled by any such partner or former partner in accordance with partnership interests, (B) an Investment Fund or its trustee, custodian or nominee to (1) the beneficial owner or owners in respect of which the transferor is a nominee or custodian, (2) any trustee, nominee, subsidiary, subsidiary undertaking or custodian for such Investment Fund and vice versa, (3) any unitholder, shareholder, partner, participant in, manager or adviser (or an employee of such manager or adviser) of the Investment Fund including any person to whom such partner may have assigned its interest or any interest therein, (4) any other Investment Fund, or its trustee, nominee, subsidiary, subsidiary undertaking or custodian, managed or advised by the same manager or adviser or whose general partner is the same general partner as the Investment Fund, (5) in the case of Apposite Healthcare Fund LP (“Apposite”), Mizuho Financial Group or any of its subsidiaries, and (6) trustee, nominee, custodian or to a Member of the same Group of any of the Persons referred to in sub-clauses (1)-(5) of clause (B) of this Section 2.1(a)(iii) (collectively referred to herein as an “Investor Group”), (C) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (D) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (E) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder or (F) a Permitted Transfer; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder, and such transfer complies with state, federal and foreign securities laws.

(b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

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(c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

(d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2 Demand Registration.

(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of at least thirty-five percent (35%) of the Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities having an aggregate offering price, net of underwriting discounts and commissions, exceeding $5,000,000 (a “Qualified Public Offering”), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by at least sixty-seven percent (67%) in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

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(c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) prior to the earlier of (A) the third anniversary of the date of this Agreement or (B) one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering;

(ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

(iii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for its Initial Offering within ninety (90) days;

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

(vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below.

2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration

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statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the amount of securities of the selling Holders included in the registration below thirty percent (30%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

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(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public, net of underwriting discounts and commissions, of less than one million dollars ($1,000,000);

(iii) if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement;

(iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;

(v) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4; or

(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively.

2.5 Expenses of Registration. Except as specifically provided in this Section 2.5, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder,

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shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of at least sixty-seven percent (67%) of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.2 or Section 2.4, as applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section 2.4 to a demand registration.

2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of at least sixty-seven percent (67%) of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto provided, however, that (i) such 90-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 90-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

(c) Furnish to the Holders of the Registrable Securities covered by the registration statement such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

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(d) Furnish to the Holders of the Registrable Securities covered by the registration statement or to their counsel copies of all material communications between the Company and the SEC related to such registration statement, including any and all SEC comment letters and the Company’s responses thereto.

(e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by the registration statement; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(f) Within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the SEC, furnish to counsel selected by Holders of a majority in interest of the Registrable Securities participating in such registration copies of such documents proposed to be filed, which documents shall be subject to review and comment by such counsel.

(g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(h) Promptly make available for inspection by the selling Holders, any managing underwriters participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith.

(i) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(j) Use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters,

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or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters, if any.

2.7 Termination of Registration Rights. All registration rights granted under this Section 2 shall terminate and be of no further force and effect five (5) years after the date of the Company’s Initial Offering. In addition, a Holder’s registration rights shall expire if all Registrable Securities held by and issuable to such Holder (and its affiliates) may be sold under Rule 144 during any ninety (90) day period.

2.8 Delay of Registration; Furnishing Information.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

2.9 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration

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statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement

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thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

(d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e) The obligations of the Company and Holders under this Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities that (a) is an Investor Group or Control Group member, subsidiary, affiliate, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder, (c) acquires at least ten thousand (10,000) shares of Registrable Securities (as adjusted for stock splits and combinations) or (d) in the case of an assignment by CMDF, is a CMDF Entity; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the

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securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

2.11 Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least sixty-seven percent (67%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

2.12 Limitation on Subsequent Registration Rights. Other than as provided in Section 5.11, after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least sixty-seven percent (67%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder any registration rights.

2.13 “Market Stand-Off” Agreement; Agreement to Furnish Information. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration or acquired following the Company’s Initial Offering) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as necessary to permit compliance with NASD Rule 2711 and similar or successor regulatory rules and regulations) (the “Lock-Up Period”); provided that (i) such agreement shall apply only to the Company’s Initial Offering; and (ii) all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities enter into similar agreements.

Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and the managing underwriter that are consistent with the Holder’s obligations under this Section 2.13 or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.13 shall not apply to a Special Registration Statement. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of the Lock-Up Period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by this Section 2.13. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 2.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

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2.14 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) Take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(d) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies); a copy of the most recent annual or quarterly report of the Company; and such other information, reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration or pursuant to such form.

SECTION 3. COVENANTS OF THE COMPANY.

3.1 Basic Financial Information and Reporting.

(a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

(b) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred eighty (180) days thereafter, the Company will furnish each Investor holding at least fifty thousand (50,000) shares of Registrable Securities (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) (a “Major Investor”) a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements referred to in this Section 3.1(b) shall be accompanied by a report and opinion thereon by such

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independent public accountants of national standing selected by the Company’s Board of Directors.

(c) The Company will furnish each Major Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that such statements shall be unaudited, no notes need be attached to such statements and year-end audit adjustments may not have been made.

(d) The Company will furnish each Major Investor, as soon as practicable after the end of the first, second, fourth, fifth, seventh, eighth, tenth and eleventh monthly accounting periods in each fiscal year of the Company, and in any event within thirty (30) days thereafter, a balance sheet of the Company as of the end of each such monthly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that such statements shall be unaudited, no notes need be attached to such statements and year-end audit adjustments may not have been made.

(e) The Company will furnish to each Major Investor at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year forecasting, on a monthly basis, the Company’s revenues, expenses and cash position for such fiscal year (and as soon as available, any subsequent revisions thereto).

3.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2: (a) with respect to a competitor of the Company (as determined by the Company’s Board of Directors in good faith), (b) with respect to information that is subject to attorney-client privilege or (c) with respect to proprietary information, the disclosure of which the Company’s Board of Directors determines in good faith is reasonably likely to have a material adverse effect on the Company and should not, therefore, be disclosed.

3.3 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

3.4 Stockholder Meeting. At the request of at least sixty-seven percent (67%) of the outstanding shares of Registrable Securities, the Company will conduct at any time a meeting of the stockholders (or initiate a corporate proceeding) to elect directors to serve until the next annual meeting of the stockholders or until the director’s successor is duly elected and has been qualified provided, however, that the Company is only required to conduct such meeting (or initiate such corporate proceeding) once within any twelve month period.

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3.5 Observation Rights. The Company shall allow one representative designated by GIMV NV, one representative designated by Roche Finance Ltd (“Roche”), one representative designated by Apposite, one representative designated by MedImmune Ventures, Inc. (“MedImmune”), one representative designated by Avalon Ventures (“Avalon”) and one representative designated by GeneChem Therapeutics Venture Fund L.P. (“GeneChem”) to attend all meetings of the Company’s Board of Directors in a nonvoting capacity, and in connection therewith, the Company shall give such representatives copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors at the same time it provides such materials to the Board of Directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect confidential proprietary information or for other similar reasons. Each of GIMV NV, Roche, Apposite, MedImmune, Avalon and GeneChem agrees, and any representatives of GIMV NV, Roche, Apposite, MedImmune, Avalon and GeneChem will agree, to hold in confidence and trust and not use or disclose any confidential information provided to or learned by it in connection with the rights set forth in this Section 3.5. The Company shall not be responsible for reimbursement of any expenses incurred by such representatives in connection with attending meetings of the Company’s Board of Directors.

3.6 Option Pool Increase. As of immediately following the Initial Closing (as defined in the Purchase Agreement), the Company shall have reserved an aggregate number of shares of Common Stock for issuance to officers, directors, employees and consultants of the Company under its 2001 Equity Incentive Plan (the “Option Plan”) equal to three million six hundred seventy-two thousand six hundred thirteen (3,672,613) shares. As of immediately following the Subsequent Closing (as defined in the Purchase Agreement), the Company shall have reserved an aggregate number of shares of Common Stock for issuance to officers, directors, employees and consultants of the Company under the Option Plan equal to three million eight hundred thirty-eight thousand four hundred thirteen (3,838,413) shares.

3.7 Compensation Committee. The Company acknowledges and agrees that any grant of stock options issued under the Option Plan to, and/or increase in salary and/or benefits of, any Key Employee or any member of the Board of Directors of the Company shall be approved by a Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”). The members of the Compensation Committee shall be appointed within a reasonable time following the closing of the Financing and shall include the Series D Representative (as defined in the Charter) that is designated by Apposite pursuant to the terms of the Amended and Restated Voting Agreement, dated as of even date herewith, by and among Company, the persons and entities set forth on Exhibit A and Exhibit B thereto (the “Voting Agreement”); provided, however that the Series D Representative may decline to serve on the Compensation Committee in his or her discretion.

3.8 Audit Committee. The Company will use commercially reasonable efforts to appoint an Audit Committee of the Board of Directors of the Company (the “Audit Committee”), which will be responsible for the quality and integrity of the accounting, auditing and reporting practices of the Company. The members of the Audit Committee shall be appointed within a reasonable time following the closing of the Financing and shall include the

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Series D Representative that is designated by Apposite pursuant to the terms of the Voting Agreement; provided, however, that the Series D Representative may decline to serve on the Audit Committee in his or her discretion.

3.9 Key-Man Insurance. The Company will use its reasonable efforts to obtain, and thereafter maintain in full force and effect, a term life insurance policy in an amount to be determined by the Board of Directors of the Company on the life of its Chief Executive Officer under which the Company is named beneficiary.

3.10 Director and Officer Insurance. Prior to the Initial Closing, the Company obtained a 60-day extension of its existing director and officer liability insurance policy. The Company shall, within 45 days from the date hereof, renew its director and officer liability insurance policy and thereafter maintain in full force and effect such director and officer liability insurance in an amount to be determined by the Board of Directors of the Company.

3.11 Director Compensation. In the event that the Company pays any compensation to any member of the Board of Directors of the Company that is designated by MedImmune (each a “MedImmune Designee”) in recognition of his or her service on the Board of Directors of the Company, such compensation (including any equity compensation) otherwise payable to the MedImmune Designee shall, upon the direction of such MedImmune Designee, be paid directly to MedImmune. Nothing in this Section 3.11 shall create an obligation on the part of the Company to pay any compensation to the MedImmune Designee.

3.12 Ambit Canada Actions.

(a) The Company shall not, in its capacity as a shareholder of Ambit Canada or as a party to the applicable agreement, amend or waive, or agree to amend or waive, any provision of (i) the Amended and Restated Articles of Incorporation of Ambit Canada, (ii) the Put Agreement, (iii) the Amended and Restated Shareholders Agreement among the Company, CMDF and Ambit Canada, dated on or about the date hereof (the “Shareholders Agreement”), (iv) the Co-Development, Distribution and Licence Agreement dated February 23, 2005 by and between the Company and Ambit Canada, or (v) the Research and Development Cost Sharing Agreement dated February 23, 2005 by and between the Company and Ambit Canada, without the approval of the Company’s Board of Directors (including, for the avoidance of doubt, at least two-thirds ( 2/3) of the Preferred Representatives (as defined in the Charter) then serving on the Company’s Board of Directors).

(b) In addition to the foregoing, the Company shall not, (i) in its capacity as a shareholder of Ambit Canada, approve or give its consent to any of the matters identified in Schedule 3.8 of the Shareholders Agreement or (ii) in its capacity as a party to the Put Agreement, enter into or approve the terms of any agreement as described in Section 5.11 of the Put Agreement with a CMDF Entity in connection with a proposed transfer and/or assignment to such CMDF Entity of the Purchased Shares (as defined in the Put Agreement) and the rights of CMDF under the Put Agreement, without the approval of the Company’s Board of Directors (including, for the avoidance of doubt, at least two-thirds ( 2/3) of the Preferred Representatives then serving on the Company’s Board of Directors).

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3.13 Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) upon an Acquisition or Asset Transfer (each as defined in the Charter); provided, that the Company’s obligation to maintain director and officer liability insurance under Section 3.10 hereof shall not terminate upon the effective date of the registration statement pertaining to the Initial Offering.

SECTION 4. RIGHTS OF FIRST REFUSAL.

4.1 Subsequent Offerings. Each Major Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Major Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) of which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or, to the extent not included within the meaning of “Shares,” upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities; provided, however, that if the price per share of such Equity Securities is less than $5.06 per share (as adjusted for stock splits, dividends, recapitalizations and the like after the date hereof), each Major Investor’s pro rata share shall be equal to the ratio of (a) the number of shares of the Company’s Series Preferred (as defined in the Charter) of which such Major Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s issued and outstanding Series Preferred (as defined in the Charter) immediately prior to the issuance of such Equity Securities. The term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have twenty (20) days from the giving of such notice to agree to purchase up to its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

4.3 Issuance of Equity Securities to Other Persons. If not all of the Major Investors elect to purchase their pro rata share (determined in accordance with Section 4.1 above) of the Equity Securities, then the Company shall promptly notify in writing the Major Investors who do so elect (the “Fully-Exercising Investors”) of the number of Equity Securities

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remaining unsubscribed (the “Unsubscribed Shares”) and shall offer such Fully-Exercising Investors the right to acquire such Unsubscribed Shares. The Fully-Exercising Investors shall have ten (10) days after receipt of such notice to notify the Company of its election to purchase all or a portion of the Unsubscribed Shares. In the event that the number of shares subscribed for by the Fully-Exercising Investors pursuant to the immediately preceding sentence exceeds the total number of Unsubscribed Shares, then the Unsubscribed Shares shall be allocated among such Fully-Exercising Investors so electing on a pro rata basis. For purposes of this Section 4.3, Each Fully-Exercising Investor’s pro rata share shall be equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) of which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the number of shares of the Company’s Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) of which the Fully-Exercising Investors electing to purchase Unsubscribed Shares under this Section 4.3 are deemed to hold immediately prior to the issuance of such Equity Securities. If the Fully-Exercising Investors fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Major Investors’ rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company’s notice to the Major Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

4.4 Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earliest of (i) the effective date of the registration statement pertaining to the Company’s Initial Offering, (ii) an Acquisition or (iii) an Asset Transfer. The rights of first refusal established by this Section 4 may be amended or waived with the written consent of the Company and the holders of at least sixty-seven percent (67%) of the Registrable Securities then held by the Major Investors.

4.5 Transfer of Rights of First Refusal. The rights of first refusal of each Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

4.6 Excluded Securities. The rights of first refusal established by this Section 4 shall have no application to any of the following Equity Securities:

(a) shares of Common Stock issued upon conversion of any then outstanding Preferred Stock of the Company;

(b) (i) before the occurrence of the Subsequent Closing, up to one million one hundred nineteen thousand five hundred (1,119,500) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and (ii) after the occurrence of the Subsequent Closing, up to one million two hundred eighty-five thousand three hundred (1,285,300) shares of Common Stock and/or options, warrants or other Common Stock purchase rights (in each case as adjusted for stock splits, dividends, recapitalizations and the like after the Filing Date) and the Common Stock issued pursuant to such options, warrants or other rights to employees, officers

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or directors of, or consultants or advisors to, the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements approved by the Company’s Board of Directors;

(c) any Equity Securities issued upon the exercise of options, warrants or convertible securities outstanding as of the Filing Date;

(d) any Equity Securities issued pursuant to any commercial transaction, licensing arrangement, equipment loan or leasing arrangement, real property leasing arrangement or debt financing transaction, in each case which has been unanimously approved by the Company’s Board of Directors (including, for the avoidance of doubt, the Preferred Representatives);

(e) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

(f) up to an aggregate of one million five hundred thirty-eight thousand four hundred sixty-two (1,538,462) shares of Series C-2 Preferred issued pursuant to the Put Agreement;

(g) up to an aggregate of six hundred twelve thousand six hundred forty-nine (612,649) shares of Series D Preferred issued pursuant to the Put Agreement; and

(h) shares of Series D Preferred issued pursuant to the Purchase Agreement.

SECTION 5. MISCELLANEOUS.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

5.2 Survival. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

5.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

22.

5.4 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. The Company and holders of at least sixty-six and two-thirds percent (66- 2/3%) of the Registrable Securities held by the Prior Investors and, with respect to Section 4 of the Prior Agreement, by the Major Investors (as defined in the Prior Agreement) hereby agree, as evidenced by their signatures hereto, that all rights granted and covenants made under the Prior Agreement are hereby waived, released and terminated in their entirety and shall have no further force or effect whatsoever, including the right of first offer set forth in Section 4 of the Prior Agreement, and such holders hereby further agree and acknowledge that the right of first offer set forth in Section 4 of the Prior Agreement did not apply to and is hereby waived with respect to the Series D Preferred issued pursuant to the Purchase Agreement. The rights and covenants provided herein set forth the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

5.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6 Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least sixty-seven percent (67%) of the Registrable Securities.

(b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least sixty-seven percent (67%) of the Registrable Securities.

(c) Notwithstanding the foregoing, until the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) upon an Acquisition or Asset Transfer (each as defined in the Charter), (A) Section 3.5 of this Agreement shall not be amended or waived to alter any of the rights of GIMV NV, Roche, Apposite, MedImmune, Avalon or GeneChem as set forth therein without the written consent of GIMV NV, Roche, Apposite, MedImmune, Avalon or GeneChem, as applicable, and (B) Sections 3.7 and 3.8 shall not be amended or waived without the written consent of Apposite, so long as Apposite or any member of its Investor Group continues to hold shares of Series D Preferred.

(d) For the purposes of determining the number of Holder or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

5.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the

23.

Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder’s part of any breach, default or noncompliance under the Agreement or any waiver on such Holder’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

5.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

5.9 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.11 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue (i) shares of its Series C-2 Preferred Stock pursuant to the Put Agreement, (ii) additional Series D Preferred pursuant to the Purchase Agreement or (iii) Series D Preferred pursuant to the Put Agreement, any purchaser of such shares of Series C-2 Preferred Stock or Series D Preferred may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and/or a “Major Investor,” as applicable.

5.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

24.

IN WITNESS WHEREOF, the parties hereto have executed this FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:		INVESTORS:

AMBIT BIOSCIENCES CORPORATION		APPOSITE HEALTHCARE FUND LP

By:	/s/ M. Scott Salka	Acting by its manager
Name:	M. Scott Salka	APPOSITE CAPITAL LLP
		By:	/s/ Dr. Allan Marchington

Title:	CEO	Name:	Dr. Allan Marchington

Address:	4215 Sorrento Valley Boulevard San Diego, CA 92121	Its:
(if entity)

		Entity:	Forward Ventures IV, L.P.
(if applicable)

		By:	/s/ Standish Fleming

		Name:	Standish Fleming

Its:
(if entity)

		Entity:	Forward Ventures IV B, L.P.
(if applicable)

		By:	/s/ Standish Fleming

		Name:	Standish Fleming

Its:
(if entity)

[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

Entity:	Perseus-Soros Biopharmaceutical Fund, L.P.
(if applicable)

By:	/s/ Jay A. Schoenfarber

Name:	Jay A. Schoenfarber,

Its:	Attorney-in-Fact
(if entity)

Entity:	GeneChem Therapeutics Venture Fund LP
(if applicable)

By:	/s/ Louis Lacasse

Name:	Louis Lacasse

Its:	President, Genechem Management Inc.
(if entity)

Entity:	The Tomlin Children’s 2002
Irrevocable Trust U/T/D March 5, 2002- Duncan Tomlin Nonexempt Shares
(if applicable)

By:	/s/ Stephen L. Tomlin

Name:	Stephen L. Tomlin

Its:	Co-Trustee
(if entity)

[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

Entity:	The Tomlin Children’s 2002
Irrevocable Trust U/T/D March 5, 2002-Faith Tomlin Nonexempt Shares
(if applicable)

By:	/s/ Stephen L. Tomlin

Name:	Stephen L. Tomlin

Its:	Co-Trustee
(if entity)

Entity:	The Tomlin Family Trust Dated
June 1, 1999
(if applicable)

By:	/s/ Stephen L. Tomlin

Name:	Stephen L. Tomlin

Its:	Co-Trustee
(if entity)

Entity:	MEDIMMUNE VENTURES, INC.

By:	/s/ William C. Bertrand, Jr.

Name:	William C. Bertrand, Jr.

Its:	SVP, General Counsel & Secretary
(if entity)

Entity:	Avalon Ventures VI, L.P.
(if applicable)

By:	/s/ Kevin J. Kinsella

Name:	Kevin J. Kinsella

Its:	Managing Member
(if entity)

[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

Entity:	Avalon GP Fund, LLC
(if applicable)

By:	/s/ Kevin J. Kinsella

Name:	Kevin J. Kinsella

Its:	Managing Member
(if entity)

Entity:	Avalon Ventures VI GP Fund, LLC
(if applicable)

By:	/s/ Kevin J. Kinsella

Name:	Kevin J. Kinsella

Its:	Managing Member
(if entity)

Entity:	The Kevin J. Kinsella Re-stated Trust
December 7, 2000
(if applicable)

By:	/s/ Kevin J. Kinsella

Name:	Kevin J. Kinsella

Its:	Trustee
(if entity)

[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

Entity:
(if applicable)

By:	/s/ Tamara Kinsella

Name:	Tamara Kinsella

Its:
(if entity)

Entity:
(if applicable)

By:	/s/ Robert D. English

Name:	Robert D. English

Its:
(if entity)

ROCHE FINANCE LTD.

By:	/s/ Andreas Knierzinger
Andreas Knierzinger
Authorized Signatory

By:	/s/ Beat Kraehenmann

Name:	Beat Kraehenmann
Authorized Signatory

[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

Entity:	ADVIESBEHEER GIMV LIFE SCIENCES NV
(if applicable)

By:	/s/ Dirk Boogmans

Name:	Dirk Boogmans

Its:	Director
(if entity)

By:	/s/ Dirk Beeusaert

Name:	Dirk Beeusaert

Its:	Special Proxy Holder

Entity:	GIMV NV
(if applicable)

By:	/s/ Dirk Boogmans

Name:	Dirk Boogmans

Its:	President and CEO
(if entity)

Entity: Horizon Technology Funding Company II LLC
(if applicable)

By: Horizon Technology Finance, LLC, its member & agent

By:	/s/ Robert D. Pomeroy, Jr.

Name:	Robert D. Pomeroy, Jr.

Its:	Managing Member
(if entity)

[Signature Page to Fourth Amended and Restated Investor Rights Agreement]

AMBIT BIOSCIENCES CORPORATION

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”), amending the Fourth Amended and Restated Investor Rights Agreement by and among AMBIT BIOSCIENCES CORPORATION, a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A attached thereto (the “Investors”) dated as of October 30, 2007 (the “Investor Rights Agreement”), is entered into as of November 6, 2007 by and among the Company and the Investors. Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Investor Rights Agreement.

RECITALS

WHEREAS, the Company and the Investors have previously entered into the Investor Rights Agreement;

WHEREAS, Section 5.6 of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended with the written consent of (i) the Company and (ii) the Investors holding at least sixty-seven percent (67%) of the Registrable Securities (the “Requisite Investors”); and

WHEREAS, the undersigned constitute the Company and the Requisite Investors.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Investor Rights Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Second Recital of the Investor Rights Agreement. The second recital in the Investor Rights Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, certain of the Investors are purchasing shares of Series D Preferred Stock of the Company (the “Series D Preferred”) pursuant to that certain Series D Preferred Stock Purchase Agreement dated as of even date herewith, as may be amended from time to time (the “Purchase Agreement” and the transactions contemplated thereby, the “Financing”);”

2. Section 3.5 of the Investor Rights Agreement. Section 3.5 of the Investor Rights Agreement is hereby amended and restated in its entirety to read as follows:

“3.5 Observation Rights. The Company shall allow one representative designated by GIMV NV, one representative designated by Roche Finance Ltd (“Roche”), one representative designated by Apposite, one representative designated by MedImmune Ventures, Inc. (“MedImmune”), one representative designated by Avalon Ventures (“Avalon”), one representative designated by GeneChem Therapeutics Venture Fund L.P. (“GeneChem”), one representative designated by Radius Venture Partners III, LLC (“Radius”) and one representative designated by OrbiMed Advisors, LLC (“OrbiMed”) to attend all meetings of the Company’s Board of Directors in a nonvoting capacity, and in connection therewith, the Company shall give such representatives copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors at the same time it provides such materials to the Board of Directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect confidential proprietary information or for other similar reasons. Each of GIMV NV, Roche, Apposite, MedImmune, Avalon, GeneChem, Radius and OrbiMed agrees, and any representatives of GIMV NV, Roche, Apposite, MedImmune, Avalon, GeneChem, Radius and OrbiMed will agree, to hold in confidence and trust and not use or disclose any confidential information provided to or learned by it in connection with the rights set forth in this Section 3.5. The Company shall not be responsible for reimbursement of any expenses incurred by such representatives in connection with attending meetings of the Company’s Board of Directors.”

3. Section 5.6(c) of the Investor Rights Agreement. Section 5.6(c) of the Investor Rights Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Notwithstanding the foregoing, until the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) upon an Acquisition or Asset Transfer (each as defined in the Charter), (A) Section 3.5 of this Agreement shall not be amended or waived to alter any of the rights of GIMV NV, Roche, Apposite, MedImmune, Avalon, GeneChem, Radius or OrbiMed as set forth therein without the written consent of GIMV NV, Roche, Apposite, MedImmune, Avalon, GeneChem, Radius or OrbiMed, as applicable, and (B) Sections 3.7 and 3.8 shall not be amended or waived without the written consent of Apposite, so long as Apposite or any member of its Investor Group continues to hold shares of Series D Preferred.”

4. Effect of Amendment. Except as expressly modified by this Amendment, the Investor Rights Agreement shall remain unmodified and in full force and effect.

5. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

6. Counterparts. This Amendment may be executed in any number of counterparts and signatures delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

COMPANY:		INVESTORS:

AMBIT BIOSCIENCES CORPORATION		Entity:	APPOSITE HEALTHCARE FUND LP
(if applicable)

Signature:	/s/ M. Scott Salka	By:	/s/ Allan Marchington

Print Name:		Name:	Dr. A.P. Marchington

Title:		Its:
(if entity)

Address:	4215 Sorrento Valley Blvd.	Entity:	MEDIMMUNE VENTURES, INC.
	San Diego, CA 92121		(if applicable)

		By:	/s/ Edward T. Mathers

		Name:	Edward T. Mathers

		Its:	EVP, Corporate, Dev. & Venture
(if entity)

		Entity:	AVALON VENTURES VI, L.P.

		By:	/s/ Kevin J. Kinsella

		Name:	Kevin J. Kinsella

		Its:	Managing Member
(if entity)

Entity:	AVALON GP FUND, LLC

By:	/s/ Kevin J. Kinsella

Name:	Kevin J. Kinsella

Its:	Managing Member
(if entity)

Entity:	AVALON VENUTRES VI GP FUND, LLC

By:	/s/ Kevin J. Kinsella

Name:	Kevin J. Kinsella

Its:	Managing Member
(if entity)

Entity:	THE KEVIN J. KINSELLA RE-STATED TRUST
DECEMBER 7, 2000

By:	/s/ Kevin J. Kinsella

Name:	Kevin J. Kinsella

Its:	Managing Member
(if entity)

Entity:	PERSEUS-SOROS BIOPHARMACEUTICAL
FUND, L.P.
(if applicable)

By:	/s/ Jay A. Schoenfarber

Name:	Jay A. Schoenfarber

Its:	Attorney-in-Fact
(if entity)

Entity:	FORWARD VENTURES IV, L.P.

By:	/s/ Standish Fleming

Name:	Standish Fleming

Its:
(if entity)

Entity:	FORWARD VENTURES IV B, L.P.

By:	/s/ Standish Fleming

Name:	Standish Fleming

Its:
(if entity)

Entity:	GENECHEM THERAPEUTICS VENTURE FUND L.P.
(if applicable)

By:	/s/ Louis Lacasse

Name:	Louis Lacasse

Its:	President, GeneChem Management Inc.
(if entity)

Entity:	HORIZON TECHNOLOGY FUNDING COMPANY II LLC
(if applicable)

By:	Horizon Technology Finance, LLC, its member & agent

By:	/s/ Robert D. Pomeroy, Jr.

Name:	Robert D. Pomeroy, Jr.

Its:	Managing Member
(if entity)

ROCHE FINANCE LTD.

By:	/s/ Andreas Knierzinger

Andreas Knierzinger
Authorized Singatory

By:	/s/ Bruno Maier

Name:	Bruno Maier
Authorized Signatory

Entity:	GIMV NV

By:	/s/ Dirk Boogmans

Name:	Dirk Boogmans

Its:	President and CEO
(if entity)

Entity:	ADVIESBEHEER GIMV LIFE SCIENCES NV

By:	/s/ Dirk Boogmans

Name:	Dirk Boogmans

Its:	Director
(if entity)

By:	/s/ Dirk Beeusaert

Name:	Dirk Beeusaert

Its:	Special Mandatory

ENTITY:
(if applicable)

By:	/s/ Bob English

Name:	Bob English

Its:
(if entity)

AMBIT BIOSCIENCES CORPORATION

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”), amending the Fourth Amended and Restated Investor Rights Agreement by and among AMBIT BIOSCIENCES CORPORATION, a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A attached thereto (the “Investors”) dated as of October 30, 2007, as amended (the “Investor Rights Agreement”), is entered into as of March 12, 2009 by and among the Company and the Investors. Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Investor Rights Agreement.

RECITALS

WHEREAS, the Company and the Investors have previously entered into the Investor Rights Agreement;

WHEREAS, Section 5.6 of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended with the written consent of (i) the Company and (ii) the Investors holding at least sixty-seven percent (67%) of the Registrable Securities (the “Requisite Investors”); and

WHEREAS, the undersigned constitute the Company and the Requisite Investors.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Investor Rights Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 4.6(b) of the Investor Rights Agreement. Section 4.6(b), clause (ii) of the Investor Rights Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) after the occurrence of the Subsequent Closing, up to two million three hundred three thousand one hundred thirty-four (2,303,134) shares of Common Stock and/or options, warrants or other Common Stock purchase rights (in each case as adjusted for stock splits, dividends, recapitalizations and the like after the Filing Date) and the Common Stock issued pursuant to such options, warrants or other rights to employees, officers or directors of, or consultants or advisors to, the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements approved by the Company’s Board of Directors;”

2. Effect of Amendment. Except as expressly modified by this Amendment, the Investor Rights Agreement shall remain unmodified and in full force and effect.

3. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

4. Counterparts. This Amendment may be executed in any number of counterparts and signatures delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

COMPANY:

AMBIT BIOSCIENCES CORPORATION

Signature:	/s/ M. Scott Salka

Print Name:	M. Scott Salka

Title:	CEO

Address:	4215 Sorrento Valley Blvd.
San Diego, CA 92121

INVESTORS:

APPOSITE HEALTHCARE FUND LP

Acting by its manager
APPOSITE CAPITAL LLP

/s/ Allan Machington
By:	Allan Marchington
Its:

MEDIMMUNE VENTURES, INC.

By: /s/ Joseph L. Amprey
Name: Joseph L. Amprey
Title: Senior Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

FORWARD VENTURES IV, L.P.
By:	Forward IV Associates, LLC
Its:	General Partner

/s/ Standish Fleming
By:	Standish Fleming
Its:	Managing Member

FORWARD VENTURES IV B, L.P.
By:	Forward IV Associates, LLC
Its:	General Partner

/s/ Standish Fleming
By:	Standish Fleming
Its:	Managing Member

GENECHEM THERAPEUTICS VENTURE FUND L.P.

/s/ Louis Lacasse
By:	Louis Lacasse, President
Its:	Genechem Management Inc.

GIMV NV

/s/ Koen Dejonckheere
By:	Koen Dejonchheere
Its:	CEO

ADVIESBEHEER GIMV LIFE SCIENCES NV

/s/ Koen Dejonckheere		and	/s/ Marc Vercruysse
By:	Koen Dejonchheere		By:	Marc Vercruysse
Its:	Director		Its:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

ROCHE FINANCE LTD

/s/ A. Knierzinger
By:	A. Knierzinger
Its:

/s/ B. Urähenmann
By:	B. Urähenmann,
Its:	authorized signatories

PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP

/s/ Jay A. Schoenfarber
By:	Jay A. Schoenfarber
Its:	Attorney-in-Fact

/s/ M. Scott Salka
M. Scott Salka

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

AMBIT BIOSCIENCES CORPORATION

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

This THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”), amending the Fourth Amended and Restated Investor Rights Agreement by and among AMBIT BIOSCIENCES CORPORATION, a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A attached thereto (the “Investors”) dated as of October 30, 2007, as amended (the “Investor Rights Agreement”), is entered into as of June 4, 2009 by and among the Company and the Investors. Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Investor Rights Agreement.

RECITALS

WHEREAS, the Company and the Investors have previously entered into the Investor Rights Agreement;

WHEREAS, Section 5.6 of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended with the written consent of (i) the Company and (ii) the Investors holding at least sixty-seven percent (67%) of the Registrable Securities (the “Requisite Investors”); and

WHEREAS, the undersigned constitute the Company and the Requisite Investors.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Investor Rights Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 3.5 of the Investor Rights Agreement. Section 3.5 of the Investor Rights Agreement is hereby amended to (i) rename the existing Section 3.5 as “Section 3.5(a)” and (ii) add the following Section 3.5(b) immediately following Section 3.5(a):

“(b) Five Percent Investor Observer Rights. For so long as an Investor entitled to designate a representative pursuant to Section 3.5(a) (each such representative an “Observer”), together with its Affiliates (as such term is defined in that certain Note and Warrant Purchase Agreement by and among the Company and the parties listed as Purchasers thereunder, dated June 4, 2009), holds five percent (5%) or more of the outstanding capital stock of the Company (calculated on a fully-diluted basis and including the shares of capital stock reserved for future issuance under the Option Plan (as defined below)) (each a “Five Percent Investor”), the Company shall, in addition to the rights set forth in Section 3.5(a) provide such Five Percent Investor’s Observer with notice of and opportunity to be present at all meetings of the Board and at all meetings of the compensation

1

committee of the Board, and each other committee of the Board, as well as the boards of directors or other similar managing bodies (and any committee thereof) of each of the subsidiaries of the Company, and the Five Percent Investor’s Observer shall be notified of any such meetings, including such meetings’ time and place, in the same manner as the members of the Board or committees thereof, as applicable. The Company shall provide the Five Percent Investor’s Observer with the same access to information concerning the business and operations of the Company and at the same time as the directors of the Company and its subsidiaries and the members of the various committees thereof, including the compensation committee of the Board, as applicable, and shall allow such Five Percent Investor’s Observer to participate in discussions and consult with, and make proposals and furnish advice to, the Board, the board of directors of the subsidiaries of the Company, and the various committees thereof, including the compensation committee of the Board, but such Five Percent Investor’s Observer shall not have the right to vote. Notwithstanding the foregoing, the Company reserves the right to exclude such Five Percent Investor’s Observer from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect confidential proprietary information or for other similar reasons; provided, however, that the Company shall, prior to the occurrence of the meeting, communicate to the excluded Five Percent Investor’s Observer of the occurrence of the meeting and the reason for exclusion, via email, voicemail, or telephone. If the Company excludes any such Five Percent Investor’s Observer from a meeting of the Board or any committee of the Board or any portion thereof in accordance with the preceding sentence, the Company will, following such scheduled meeting, promptly inform such excluded Five Percent Investor’s Observer of any resolutions passed or recommendations made; provided that, the Company reserves the right to withhold such information in order to preserve the attorney-client privilege, to protect confidential proprietary information or for other similar reasons. Each Five Percent Investor agrees, and such Five Percent Investor’s Observer will agree, to hold in confidence and trust and not use or disclose any confidential information provided to or learned by it in connection with the rights set forth in this Section 3.5(b). The Company shall not be responsible for reimbursement of any expenses incurred by each Five Percent Investor’s Observer in connection with their exercise of the rights set forth herein. In addition, should any other Investor not listed above have an individual not a board member attend a Board or committee meeting, then such person will agree to hold in confidence and trust and not use or disclose any confidential information provided to or learned by it in connection with attending such meeting.”

2. Effect of Amendment. Except as expressly modified by this Amendment, the Investor Rights Agreement shall remain unmodified and in full force and effect.

3. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

2

4. Counterparts. This Amendment may be executed in any number of counterparts and signatures delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, the parties have executed this THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

COMPANY:

AMBIT BIOSCIENCES CORPORATION

/s/ M. Scott Salka
M. SCOTT SALKA
Chief Executive Officer

Address:	4215 Sorrento Valley Blvd.
San Diego, CA 92121

INVESTORS:

APPOSITE HEALTHCARE FUND LP

Acting by its manager
APPOSITE CAPITAL LLP

/s/ Allan Marchington
By:	Allan Marchington
Its:

MEDIMMUNE VENTURES, INC.

By:	/s/ Joseph L. Amprey
Name:	Joseph L. Amprey
Title: Senior Managing Director

FORWARD VENTURES IV, L.P.
By:	Forward IV Associates, LLC

By:	/s/ Standish Fleming
Name:	Standish Fleming
Title:	Managing Member

FORWARD VENTURES IV B, L.P.
By:	Forward IV Associates, LLC

By:	/s/ Standish Fleming
Name:	Standish Fleming
Title:	Managing Member

GENECHEM THERAPEUTICS VENTURE FUND L.P.

By:	/s/ Louis Lacasse

Name:	Louis Lacasse

Title:

GIMV NV

/s/ Dirk Beeusaert		/s/ Patrick Van Beneden
By:	Dirk Beeusaert	By:	Patrick Van Beneden
Its:	EVP Business Development	Its:	EVP Life Sciences

ADVIESBEHEER GIMV LIFE SCIENCES NV

/s/ Dirk Beeusaert		/s/ Patrick Van Beneden
By:	Dirk Beeusaert	By:	Patrick Van Beneden
Its:	Special Proxyholder	Its:	Director

ROCHE FINANCE LTD

By:	/s/ Andreas Knierzinger

Name:	Andreas Knierzinger

Title:

By:	/s/ Beat Kraehenmann

Name:	Beat Kraehenmann

PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP

By:	/s/ Jay A. Schoenfarber

Name:	Jay A. Schoenfarber

Title:	Attorney-in-Fact

RADIUS VENTURE PARTNERS III, L.P.

By:	/s/ Jordan Davis

Name:	Jordan Davis

Title:	Managing Member

RADIUS VENTURE PARTNERS III QP, L.P.

By:	/s/ Jordan Davis

Name:	Jordan Davis

Title:	Managing Member

RADIUS VENTURE PARTNERS III (OHIO), L.P.

By:	/s/ Jordan Davis

Name:	Jordan Davis

Title:	Managing Member

CADUCEUS PRIVATE INVESTMENTS III, LP

By:	/s/ Carl Gordon

Name:	Carl Gordon

Title:	General Partner

ORBIMED ASSOCIATES III, LP

By:	/s/ Carl Gordon

Name:	Carl Gordon

Title:	General Partner

AMBIT BIOSCIENCES CORPORATION

FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

This FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”), amending the Fourth Amended and Restated Investor Rights Agreement by and among AMBIT BIOSCIENCES CORPORATION, a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A attached thereto (the “Investors”) dated as of October 30, 2007, as amended (the “Investor Rights Agreement”), is entered into as of September 30, 2010 by and among the Company and the parties who are signatories hereto. Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Investor Rights Agreement.

RECITALS

WHEREAS, the Company and the Investors have previously entered into the Investor Rights Agreement;

WHEREAS, Section 5.6 of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended with the written consent of (i) the Company and (ii) the Investors holding at least sixty-seven percent (67%) of the Registrable Securities (the “Requisite Investors”);

WHEREAS, the Company is concurrently herewith consummating a bridge financing whereby it will issue secured subordinated convertible promissory notes (the “Notes”) to certain of the Investors (the “Bridge Financing”);

WHEREAS, the undersigned constitute the Company and the Requisite Investors; and

WHEREAS, in connection with the Bridge Financing, the undersigned desire to amend or waive certain provisions of the Investor Rights Agreement, as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Investor Rights Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 1.1 of the Investor Rights Agreement. The definitions of “Registrable Securities” and “Shares” in Section 1.1 of the Investor Rights Agreement are hereby amended and restated in their entirety as follows:

“Registrable Securities” means (a) Common Stock of the Company issued or issuable upon conversion of the Shares, (b) Common Stock of the Company issued upon the conversion of the Notes or the exercise of the Warrants issued pursuant to the Note and Warrant Purchase Agreement dated September 30,

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2010 (the “2010 Note Purchase Agreement”), (c) Common Stock issued upon the exercise of warrants issued pursuant to the Note and Warrant Purchase Agreement dated September 30, 2010 by and among the Company, Ambit Biosciences (Canada) Corporation and GrowthWorks Canadian Fund Ltd. (the “2010 Canadian Note Purchase Agreement”), (d) Common Stock of the Company issued upon the exercise of warrants issued pursuant to the Note and Warrant Purchase Agreement dated June 4, 2009 (the “2009 Note Purchase Agreement”), (e) Common Stock of the Company issued upon the exercise of warrants issued pursuant to the Note and Warrant Purchase Agreement dated July 8, 2009 by and among the Company, Ambit Biosciences (Canada) Corporation and GrowthWorks Canadian Fund Ltd. (the “2009 Canadian Note Purchase Agreement”), and (f) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

“Shares” shall mean the Company’s (i) Series A Preferred issued pursuant to the Stock Purchase Agreement dated as of December 5, 2000, (ii) Series B Preferred issued pursuant to the Series B Preferred Stock Purchase Agreement dated as of June 26, 2001 and Second Series B Preferred Stock Purchase Agreement dated as of May 29, 2002, (iii) Series C Preferred issued pursuant to the Series C Preferred Stock Purchase Agreement dated August 13, 2004 (the “Series C Purchase Agreement”) and the Series C Preferred Stock Purchase Agreement dated December 9, 2005 by and between the Company and Bristol-Myers Squibb Company (the “Second Purchase Agreement” and, together with the Series C Purchase Agreement, the “Series C Purchase Agreements”), (iv) shares of the Company’s Series C-2 Preferred Stock (the “Series C-2 Preferred”) if and when issued pursuant to the Amended and Restated Put Agreement among the Company, CMDF and Ambit Biosciences (Canada) Corporation (“Ambit Canada”) and dated October 30, 2007, as amended (the “Put Agreement”), (v) Series D Preferred issued pursuant to the Purchase Agreement, (vi) shares of Series D Preferred if and when issued pursuant to the Put Agreement, (vii) shares of Series D Preferred Stock issued upon the conversion of convertible promissory notes issued pursuant to the 2009 Note Purchase Agreement, (viii) shares of Series D Preferred Stock issued upon the exercise of Additional Warrants issued pursuant to 2009 Canadian Note Purchase Agreement, (ix) shares of Preferred Stock issued upon the conversion of the Notes issued pursuant to the 2010 Note Purchase Agreement and (x) shares of Preferred Stock issued upon the exercise of warrants issued pursuant to the 2010 Canadian Note Purchase Agreement in each case as held by the Investors listed on Exhibit A hereto and their permitted assigns.

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2. Joinder/Restatement of Exhibit A of Investor Rights Agreement. GrowthWorks Canadian Fund Ltd. is a holder of Shares pursuant to the exercise of Additional Warrants issued pursuant to the 2009 Canadian Note Purchase Agreement and is purchasing warrants pursuant to the 2010 Canadian Note Purchase Agreement and hereby agrees to become a party to the Investor Rights Agreement, as amended by this Amendment, and shall be deemed to be an “Investor” thereunder. The List of Investors on Exhibit A of the Investor Rights Agreement is hereby amended and restated to include GrowthWorks Canadian Fund Ltd. and is attached hereto, as amended and restated, as Annex A.

3. Effect of Amendment. Except as expressly modified by this Amendment, the Investor Rights Agreement shall remain unmodified and in full force and effect.

4. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

5. Counterparts. This Amendment may be executed in any number of counterparts and signatures delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have executed this FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first written above.

COMPANY:

AMBIT BIOSCIENCES CORPORATION

/s/ Alan J. Lewis
ALAN J. LEWIS, PH.D.
Chief Executive Officer

Address:	4215 Sorrento Valley Blvd.
San Diego, CA 92121

INVESTORS:

GROWTHWORKS CANADIAN FUND LTD.

By: /s/ Tim Lee
Name:	Tim Lee
Title:	SVP Investments

APPOSITE HEALTHCARE FUND LP

Acting by its manager
APPOSITE CAPITAL LLP

/s/ Allan Marchington
By:	Allan Marchington
Its:

MEDIMMUNE VENTURES, INC.

By:	/s/ Ron Laufer

Name:	Ron Laufer

Title:	Sr. Managing Director

FORWARD VENTURES IV, L.P.

By:	/s/ Standish M. Fleming

Name:	Standish M. Fleming

Title:	Managing Member

FORWARD VENTURES IV B, L.P.

By:	/s/ Standish M. Fleming

Name:	Standish M. Fleming

Title:	Managing Member

FORWARD VENTURES IV-C, L.P.

By:	/s/ Standish M. Fleming

Name:	Standish M. Fleming

Title:	Managing Member

GIMV NV

/s/ Koen Dejonckheere
By:	Koen Dejonckheere
Its:	CEO

ADVIESBEHEER GIMV LIFE SCIENCES 2004 NV

/s/ Koen Dejonckheere
By:	Koen Dejonckheere
Its:	CEO

ROCHE FINANCE LTD

By:	/s/ Andreas Knierzinger

Name:	Andreas Knierzinger

Title:	Authorized Signatory

By:	/s/ Carole Nuechterlein

Name:	Carole Nuechterlein

PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP

By:	/s/ Jay A. Schoenfarber

Name:	Jay A. Schoenfarber

Title:	Attorney-in-Fact

PHARMABIO DEVELOPMENT INC.

By:	/s/ John L. Bradley

Name:	John L. Bradley

Title:	Vice President

RADIUS VENTURE PARTNERS III, L.P.

By:	/s/ Jordan Davis

Name:	Jordan Davis

Title:	Managing Member

RADIUS VENTURE PARTNERS III QP, L.P.

By:	/s/ Jordan Davis

Name:	Jordan Davis

Title:	Managing Member

RADIUS VENTURE PARTNERS III (OHIO), L.P.

By:	/s/ Jordan Davis

Name:	Jordan Davis

Title:	Managing Member

CADUCEUS PRIVATE INVESTMENTS III, LP

By:	/s/ Eric Bittelman

Name:	Eric Bittelman

Title:	CFO

ORBIMED ASSOCIATES III, LP

By:	/s/ Eric Bittelman

Name:	Eric Bittelman

Title:	CFO

ALEXANDRIA EQUITIES, LLC,
a Delaware limited liability company

By:	Alexandria Real Estate Equities, Inc., a Maryland corporation, managing member

By:	/s/ Dean A. Shigenaga

	Name:	Dean A. Shigenaga

	Title:	Senior Vice President
Chief Financial Officer

INVESTOR: JOHN K. FREEMAN

By:	/s/ John K. Freeman

Name:	John K. Freeman

Title:

INVESTOR: TONY S. HSU

By:	/s/ Tony S. Hsu

Name:	Tony S. Hsu

Title: